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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                _______________

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported):  June 5, 2000

                        Commission File Number 0-19606
                             AMERICAN BIOMED, INC.
            (Exact name of registrant as specified in its charter)

              DELAWARE                                  76-0136574
      (State of other jurisdiction of                (I.R.S. Employer
      Incorporation or organization)                Identification No.)

               14800 QUORUM DRIVE SUITE 200, DALLAS TEXAS 75240
              (Address of principal executive office) (Zip Code)

                                (972)-308-8575
              (Registrant's telephone number including area code)
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Item 5.    RELOCATION OF CORPORATE HEADQUARTERS


     Effective May 29th, 2000 the Company relocated its corporate headquarters. The new mailing address is:

               American BioMed, Inc.
               14800 Quorum Drive, Suite 200
               Dallas, Texas  75240

     The new telephone number is:

               972-308-8575

     The new fax number is:

               972-308-8578




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    American BioMed, Inc.



Date:   June 5, 2000                By:/s/ Justine B. Corday
                                       ----------------------------------------
                                    Name:  Justine B. Corday
                                    Title: Chairman of the Board and
                                           Interim Chief Executive Officer

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